Exhibit 99.1

                               ABS New Transaction

                             Computational Materials


                           $724,411,000 (Approximate)

                                     AMRESCO
                            Asset Backed Certificates
                                  Series 1998-3


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

            $724.4 million AMRESCO Residential Securities Corporation
                           Mortgage Loan Trust 1998-3

                    AMRESCO Residential Capital Markets, Inc.
                                     Seller

                       AMRESCO Residential Mortgage Corp.
                                    Servicer


                             Transaction Highlights
                             ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Payment
                                           Expected    Average Life to   Mod Dur to    Window to
         Class Size    Tranche Type        Ratings       Call / Maty    Call / Maty   Call / Maty        Day                   Price
Class(1) ($millions)  (Pool / Type)       (Moody's /       (years)        (years)      (months)         Count     Benchmark    Talk
====================================================================================================================================
                                            Fitch)
 A-1      $81.000    FRM / Sequential     Aaa / AAA
 A-2      $60.000    FRM / Sequential     Aaa / AAA
 A-3      $27.000    FRM / Sequential     Aaa / AAA                 Offered separately through Freddie Mac Guarantee
 A-4      $59.000    FRM / Sequential     Aaa / AAA
 A-5      $21.289    FRM / Sequential     Aaa / AAA
 A-6      $27.300    FRM / Fixed NAS      Aaa / AAA
------------------------------------------------------------------------------------------------------------------------------------
 B-1F      $6.344    FRM / Subordinate    Baa3 / BBB    5.50 / 5.65     4.16 / 4.23     62 / 85       30 / 360       TBD      +[ ]
 A-7      $429.657     ARM / Floater      Aaa / AAA     2.09 / 2.36     1.81 / 1.96    85 / 196     Actual / 360     TBD      +[ ]
 A-8      $143.000   ARM / Fixed NAS      Aaa / AAA     2.51 / 2.51     2.26 / 2.26     40 / 40       30 / 360       TBD      +[ }
 M-1A     $55.650    ARM / Mezzanine      Aa2 / AA      4.97 / 5.54     4.17 / 4.49    44 / 127     Actual / 360     TBD      +[ ]
 M-2A     $48.470    ARM / Mezzanine       A2 / A       4.86 / 5.38     4.05 / 4.34    47 / 115     Actual / 360     TBD      +[ ]
 B-1A     $41.290    ARM / Subordinate    Baa3 / BBB    4.81 / 5.15     3.92 / 4.10     49 / 95     Actual / 360     TBD      +[ ]
------------------------------------------------------------------------------------------------------------------------------------
Total    $1,000.00          --               --              --              --           --              --          --       --
------------------------------------------------------------------------------------------------------------------------------------

(1) Classes A-1 through A-6, and B-1F are backed by a Freddie Mac conforming fixed rate pool; Classes A-7, A-8, M-1A, M-2A, and B-1A are backed primarily by an ARM pool. The Certificates also include a fixed and ARM pool Subordinate IO strip, as described below under "Subordinate IO".

Seller:                     AMRESCO Residential Capital Markets, Inc.

Servicer:                   AMRESCO Residential Mortgage Corp.

Sub-Servicer:               Wendover Financial Services Corporation

Trustee:                    Norwest Bank Minnesota, N.A.

Collateral:
-----------

    Group I Portfolio:      Freddie Mac-conforming fixed rate home equity loans
                            secured by first and second lien mortgages.
                            See "Collateral Description" herein for more detail.

    Group II Portfolio:     Conventional fixed and adjustable rate home equity
                            loans secured by first lien mortgages only.
                            See "Collateral Description" herein for more detail.



Prepayment Speed:
-----------------

    Group I Certificates:   All classes are priced at a prepayment speed of 24
                            HEP. 24 HEP describes prepayments starting at 2.4%
                            CPR in month 1, increasing by approximately 2.4% CPR per month to 24% CPR in month 10, and remaining at 24% CPR thereafter.

    Group II Certificates:  Constant 27% CPR.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Transaction Highlights
                             ----------------------
                                   (continued)

Expected Pricing Date:       Monday, September 14, 1998

Expected Settlement:         Tuesday, September 29, 1998 through DTC, Euroclear
                             and CEDEL.

Distribution Dates:          The 25th of each month, beginning October, 1998

Credit Enhancement:
-------------------

    Overcollateralization:   The Group I certificates will benefit from
                             overcollateralization which is initially 0% and increases to 2.0% of the original pool balance through the allocation of excess spread. The Group
                             II certificates will benefit from
                             overcollateralization which is initially 0% and increases to 2.5% of the original pool balance through the allocation of excess spread.

    Subordination:           Classes A-1 through A-6 will benefit from 2.25% in
                             subordinate certificates, and classes A-7 and A-8 will benefit from 20.25% in subordinate certificates.

    Freddie Mac
    Guarantee:               The fixed rate (i.e., Group I) certificates will
                             benefit from a Freddie Mac guarantee.

    O/C Step-Down:           The required overcollateralization can also "step-
                             down" after the later of (i) 36 months and (ii)
                             when the Senior Enhancement Percentage is greater
                             than 8.5%, to the greater of:
                             --   The product of (i) two times the base
                                  overcollateralization requirement (i.e., 4.0%
                                  for the Group I pool and 5.0% for the Group II
                                  pool) and (ii) the outstanding pool balance;
                             --   0.50% of the original related pool balance
                                 (i.e., the o/c floor);

    Excess Spread:           Current period losses will be covered by any excess
                             spread available in that period.

    Crosscollateralization:  Excess spread available on the Group I fixed-rate portfolio will be made available to cover losses on the Group II certificates, but not the reverse.

Subordinate IO:              The certificates will include a Subordinate IO
                             strip off of the Group I and Group II pools which are not offered hereby. The Group I pool
                             Subordinate IO pays a 7.5% coupon for the first 24 months based on its notional principal balance. The
                             Group II pool Subordinate IO pays a 3.0% coupon for the first 24 months based on its notional principal balance.

Available Funds Cap:         All Certificates are subject to an available funds
                             cap. The cap, for both the Group I and Group II pools, is the weighted average coupon for that group less the approximately 0.50% Servicing Fee.
                             Shortfalls due to the available funds cap will be carried forward on the adjustable rate certificates
                             ONLY.

Interest Carry Forward:      Any interest due but not paid to the certificates
                             is carried forward and paid in future periods to the extent interest funds are available. Any
                             Interest Carry Forward amount WILL earn interest at the current certificate rate.

Basis Risk Carry Forward:    Any interest due to class A-7 based on its coupon
                             formula but not paid due to the available funds cap may be paid from amounts which would otherwise be paid to the residual. While these amounts due can be carried forward, they will not accrue interest.

Option and Auction Call:     10% mandatory auction call (10% of original
                             certificate balance) followed by a 5% servicer clean-up call.

Coupon Step Up:              Two months after the Auction Call Date, the spread
                             to LIBOR on the Class A-7 will double, while the spread to LIBOR on the M-1A, M-2A, and B-1A will increase by 50% to incent AMRESCO to call the bonds. The coupon on the Class A-5 certificates also will increase by 0.75%.

Tax Status:                  REMIC

ERISA Eligibility:           The Class A-1 through A-8 certificates are ERISA
                             eligible; All other Certificate Classes are NOT
                             ERISA eligible.

SMMEA Eligibility:           Only the Class A-7, A-8 and M-1A Certificates are
                             SMMEA eligible.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       Loss and Delinquency Experience of
          AMRESCO Residential Mortgage Corporation Servicing Portfolio
          ------------------------------------------------------------

o ARMC's historical loss and delinquency performance for the home equity loan portfolio is detailed in the following table.


                                        ---------------------------------------------------------------------
                                                                As of July 31, 1998

                                        ---------------------------------------------------------------------
                                          By Number of        Percent By       By Dollar of      Percent By
                                              Loans             Number            Loans            Dollar
                                        ---------------------------------------------------------------------
Total Portfolio                               22,203              N/A          $ 2,012,177,435       N/A
Period of Delinquency(1)
31 -  60 Days                                    645              2.91%        $    55,566,021       2.76%
61 - 90 Days                                     317              1.43%        $    27,398,216       1.36%
91 Days or more                                  640              2.88%        $    51,810,181       2.57%
                                              ------              ----         ---------------      -----
Total Delinquencies (not including             1,602              7.22%        $   134,774,418       6.70%
bankruptcies or reo's)                        ======              ====         ===============      =====

Bankruptcies                                     245              1.10%        $    19,909,292       0.99%
REO(2)                                           216              0.97%        $    15,065,303       0.75%
Foreclosures(3)                                  507              2.28%        $    41,093,556       2.04%
Net Losses                                        --                --         $     26,305.00      0.001%
                                        ---------------------------------------------------------------------


NOTES:
------
(1) The period of delinquency is based on the number of days payments are contractually past due. The delinquency statistics for the period include loans in foreclosure.
(2) REO Properties (i.e., "real estate owned" properties - properties relating to mortgage foreclosed or for which deeds in lieu of foreclosure have been accepted, and held by the Servicer pending disposition) percentages are calculated using the number of loans, not the dollar amount.
(3) "Foreclosure Rate" is the number of mortgage loans or the dollar amount of mortgage loans in foreclosure as a percentage of the total number of mortgage loans or the dollar amount of mortgage loans, as the case may be, as of the date indicated.


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      AMRESCO 1998-3 Collateral Description
                      -------------------------------------

                                       Conforming Fixed Rate Home Equity Loans             ARM Home Equity and Non-Conforming Fixed
                                                    Group I                                          Rate Loans - Group II
                                       ---------------------------------------             ----------------------------------------
Aggregate Pool Balance:               $170,456,319                                         $577,591,127

Number of Loans:                      2,369                                                5,045

Average Outstanding Balance:          $71,953 (min: $9,064 / max: $430,989)                $114,488 (min: $10,363 / max: $597,096)

Total Original Balance:               $170,872,528                                         $579,352,612

Average Original Balance:             $72,129                                              $114,837

Lien Position:                        97.51% firsts; 2.49% seconds                         100% firsts

Prepayment Penalty:                   a)    24.13% No Penalty                              a)    27.00% No Penalty
                                      b)    1.91% 0.5 to 1-year                            b)    8.67% 1-year
                                      c)    3.03% 2-year                                   c)    27.66% 2-year
                                      d)    6.63% 3-year                                   d)    15.92% 3-year
                                      e)    64.27% 4-year                                  e)    20.76% 4-year
                                      f)    0.02% 6-year

WA Original Combined Loan to
Value Ratio:                          74.14% (31.39% >80%, min: 12.95% /                   78.75% (40.88% >80%, min: 18.75% /
                                                           max: 94.74%)                                         max: 100.00%)

WA Junior Loan Ratio(1):              29.82% (min: 6.75% / max: 85.18%)                    NA

Loan Type:                            a)   97.34% Fully Amortizing                         a)   67.29% 2-year fixed/6-month ARM
                                      b)   2.66% Balloon                                   b)   15.53% 6-month ARM
                                                                                           c)   7.22% 3-year fixed/6-month ARM
                                                                                           d)   6.59% 5-year fixed/6-month ARM
                                                                                           e)   3.32% fixed
                                                                                           f)   0.02% 1-year fixed/6-month ARM
                                                                                           g)   0.02% 1-year ARM

WA Stated Original Term:              328 months                                           358 months

WA Stated Remaining Term:             327 months (min: 55 / max: 360)                      355 months (min: 174 / max: 360)

WA Seasoning:                         1 months                                             3 months

Interest Rate Index:                  N/A                                                  a)   96.66% 6-month LIBOR
                                                                                           b)   0.01% 1-year UST
                                                                                           c)   3.32% fixed rate


NOTE: (1) EXCLUDES FIRST MORTGAGES. DEFINED AS RATIO OF ORIGINAL PRINCIPAL BALANCE OF THE MORTGAGE LOAN TO THE SUM OF THE ORIGINAL PRINCIPAL BALANCE OF LOAN AND PRINCIPAL BALANCE AT TIME OF ORIGINATION OF THE LOAN OF ANY SENIOR LIENS.

---------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      AMRESCO 1998-3 Collateral Description
                      -------------------------------------
                                   (continued)

                                       Conforming Fixed Rate Home Equity Loans             ARM Home Equity and Non-Conforming Fixed
                                                    Group I                                          Rate Loans - Group II
                                       ---------------------------------------             ----------------------------------------
WA Gross Coupon:                       10.035% (min: 6.500%/max: 16.500%)                  9.838% (current, min: 5.625%/
                                                                                                         max: 16.050%)

Latest Scheduled Maturity:             September 1, 2028                                   September 1, 2028

Property Type:                         a)   79.95% single family                           a)   81.03% single family
                                       b)   8.26% 2-4 family                               b)   8.32% 2-4 family
                                       c)   5.95% PUD                                      c)   6.30% PUD
                                       d)   5.29% condominium                              d)   3.57% condominium
                                       e)   0.56% manufactured housing                     e)   0.78% manufactured housing

Owner Occupancy:                       a)   87.97% owner occupied                          a)   90.62% owner occupied
                                       b)   12.03% investor property                       b)   9.38 investor property

Geographic Distribution (=> 5%):       CA (17.55%), HI (12.04%), FL (9.91%),               CA (26.85%), IL (7.26%),
                                       TX (9.02%), OH (5.53%)                              FL (6.05%), OH (5.00%)

% Cashout Refinancing:                 61.98%                                              48.47%

% Full Doc:                            75.30%                                              70.24%

WA Gross Margin (ARMS only):           NA                                                  6.235% (current, min: 2.500%/
                                                                                                         max: 10.300%)

WA Initial Periodic Cap
(ARMS only):                           NA                                                  2.006%

WA Periodic Cap (ARMS only):           NA                                                  1.113%

WA Months to Roll (ARMS only):         NA                                                  22 months

WA Floor: (ARMS only)                  NA                                                  9.842%

WA Ceiling: (ARMS only)                NA                                                  16.540%


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         2,369 records
Group 1                                                     Balance: 170,456,319
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                           Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Remaining Principal Balance      Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5,000.01 - 10,000.00                7           68,390.55     0.04      12.710     9,770      67.35     100.00     100.00    100.00
10,000.01 - 15,000.00              21          277,798.18     0.16      12.242    13,228      72.57      95.89      94.99     94.62
15,000.01 - 20,000.00              71        1,334,258.47     0.78      11.858    18,792      63.54      81.52      86.25     90.28
20,000.01 - 25,000.00             134        3,082,012.29     1.81      11.452    23,000      65.95      78.41      70.89     80.62
25,000.01 - 30,000.00             156        4,340,654.40     2.55      11.282    27,825      68.22      71.26      76.32     75.78
30,000.01 - 35,000.00             166        5,435,542.24     3.19      11.038    32,744      65.15      66.95      71.72     77.38
35,000.01 - 40,000.00             165        6,232,979.72     3.66      11.193    37,776      67.00      72.16      75.73     78.23
40,000.01 - 45,000.00             130        5,540,417.26     3.25      10.792    42,619      72.99      64.51      76.79     87.59
45,000.01 - 50,000.00             151        7,186,732.79     4.22      10.686    47,594      71.78      73.00      75.38     81.41
50,000.01 - 55,000.00             124        6,544,667.88     3.84      10.537    52,780      70.84      67.86      69.40     87.98
55,000.01 - 60,000.00             125        7,204,035.15     4.23      10.661    57,632      73.07      64.92      77.46     90.40
60,000.01 - 65,000.00             104        6,523,674.87     3.83      10.505    62,728      75.70      50.95      88.45     91.29
65,000.01 - 70,000.00              95        6,443,659.18     3.78      10.223    67,828      70.57      65.29      79.94     93.77
70,000.01 - 75,000.00              75        5,480,408.40     3.22      10.093    73,072      73.54      66.81      79.85     91.89
75,000.01 - 80,000.00              75        5,815,146.47     3.41       9.830    77,535      75.24      55.72      83.89     85.23
80,000.01 - 85,000.00              77        6,358,497.89     3.73      10.036    82,578      73.40      67.59      70.15     89.70
85,000.01 - 90,000.00              62        5,417,802.41     3.18       9.814    87,384      73.00      58.03      74.10     85.57
90,000.01 - 95,000.00              57        5,278,466.32     3.10       9.901    92,605      76.40      63.08      80.84     87.68
95,000.01 - 100,000.00             68        6,634,587.57     3.89      10.087    97,567      75.29      61.85      79.42     91.16
100,000.01 - 105,000.00            51        5,223,930.56     3.06      10.085   102,430      78.67      64.82      84.41     92.25
105,000.01 - 110,000.00            44        4,719,591.59     2.77       9.706   107,263      75.79      59.15      72.60     93.23
110,000.01 - 115,000.00            35        3,932,880.83     2.31       9.741   112,368      75.72      80.00      85.79     85.52
115,000.01 - 120,000.00            35        4,135,591.63     2.43      10.008   118,160      77.43      62.89      71.44     85.59
120,000.01 - 125,000.00            39        4,772,759.43     2.80       9.857   122,378      75.10      58.99      56.30     81.99
125,000.01 - 130,000.00            28        3,575,825.92     2.10       9.535   127,708      74.52      57.13      71.30     85.75
130,000.01 - 135,000.00            28        3,716,458.99     2.18       9.778   132,731      76.83      53.72      78.49     78.51
135,000.01 - 140,000.00            20        2,759,280.12     1.62      10.348   137,964      78.66      45.24      60.10    100.00
140,000.01 - 145,000.00            20        2,856,541.98     1.68       8.971   142,827      78.69      69.99      74.88     94.98
145,000.01 - 150,000.00            16        2,369,121.76     1.39       9.025   148,070      74.87      56.25      93.68     93.80
150,000.01 - 160,000.00            29        4,520,959.92     2.65       9.438   155,895      78.30      72.53      89.61     93.15
160,000.01 - 170,000.00            29        4,783,648.38     2.81       9.840   164,953      76.68      55.29      65.28     86.09
170,000.01 - 180,000.00            21        3,673,846.15     2.16       9.440   174,945      79.99      47.25      71.45     95.22
180,000.01 - 190,000.00            28        5,187,315.66     3.04       9.147   185,261      76.20      64.55      67.82     93.01
190,000.01 - 200,000.00            17        3,320,469.64     1.95       9.599   195,322      75.21      46.96      76.20     93.98
200,000.01 - 210,000.00            18        3,688,033.28     2.16       9.577   204,891      74.30      33.44      72.00     94.31
210,000.01 - 220,000.00            18        3,892,325.61     2.28       8.862   216,240      77.37      44.52      61.05     88.73
220,000.01 - 230,000.00             8        1,791,818.54     1.05       8.567   223,977      82.09      74.93      87.53    100.00
230,000.01 - 240,000.00             3          712,261.35     0.42       7.852   237,420      77.65      33.33      33.33    100.00
240,000.01 - 250,000.00             3          732,802.16     0.43       9.834   244,267      79.01     100.00       0.00     66.84
250,000.01 - 300,000.00             9        2,467,422.32     1.45       7.698   274,158      76.18      44.62      66.27     88.26
300,000.01 - 350,000.00             5        1,578,032.84     0.93       7.844   315,607      82.60      39.04      80.93    100.00
400,000.01 - 450,000.00             2          845,668.21     0.50       7.912   422,834      73.31      49.04     100.00     49.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------
Min: 9,063.98
Max: 430,988.75
Average: 71,952.86
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         2,369 records
Group 1                                                     Balance: 170,456,319
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                           Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Mortgage Rates                   Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
7.000 and less                      7        1,483,895.25     0.87       6.860   211,985      70.56      63.35     100.00    100.00
7.001 - 7.500                      17        3,024,710.68     1.77       7.399   177,924      73.28      50.56      93.85     94.39
7.501 - 8.000                     127       13,986,906.01     8.21       7.829   110,133      75.84      69.86      79.64     91.77
8.001 - 8.250                      67        7,253,975.17     4.26       8.211   108,268      78.04      71.52      76.30     93.14
8.251 - 8.500                      71        7,859,717.91     4.61       8.434   110,700      73.64      61.24      70.13     76.04
8.501 - 8.750                      89        8,795,719.82     5.16       8.690    98,828      74.88      55.66      66.47     84.36
8.751 - 9.000                     119       10,730,610.60     6.30       8.926    90,173      73.37      67.97      76.09     88.40
9.001 - 9.250                      84        7,605,179.55     4.46       9.185    90,538      74.64      60.85      73.70     78.16
9.251 - 9.500                      97        7,026,415.37     4.12       9.419    72,437      73.39      65.80      74.95     84.51
9.501 - 9.750                     131       10,941,261.98     6.42       9.662    83,521      76.55      58.52      78.75     87.59
9.751 - 10.000                    191       14,546,128.93     8.53       9.919    76,158      75.26      56.99      75.39     92.56
10.001 - 10.250                   118        8,028,242.40     4.71      10.158    68,036      76.88      60.11      83.86     88.16
10.251 - 10.500                   144        9,837,106.16     5.77      10.427    68,313      74.68      57.84      69.94     85.06
10.501 - 10.750                   158        9,903,621.54     5.81      10.662    62,681      76.29      46.94      81.39     82.86
10.751 - 11.000                   147        8,984,423.26     5.27      10.924    61,119      75.97      64.16      73.38     91.80
11.001 - 11.250                   105        5,629,736.72     3.30      11.151    53,617      74.78      67.95      78.87     87.63
11.251 - 11.500                    91        5,147,760.75     3.02      11.413    56,569      72.49      66.31      55.87     90.49
11.501 - 11.750                   106        5,448,663.19     3.20      11.658    51,402      75.49      62.66      82.10     95.96
11.751 - 12.000                   105        5,197,137.64     3.05      11.929    49,497      72.09      82.85      65.41     79.96
12.001 - 13.000                   233       10,975,632.56     6.44      12.535    47,106      67.67      62.33      72.96     89.90
13.001 - 14.000                   113        5,311,918.91     3.12      13.512    47,008      66.44      65.52      74.85     93.13
14.001 - 15.000                    42        2,467,145.63     1.45      14.520    58,742      64.69      39.08      69.43     92.21
15.001 - 16.000                     6          210,939.94     0.12      15.593    35,157      65.17      20.71      81.53     88.66
16.001 - 17.000                     1           59,468.94     0.03      16.500    59,469      70.00     100.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------
Min: 6.500
Max: 16.500
Weighted Average Coupon: 10.0350
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Seasoning                        Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                               1,614      119,412,565.38    70.05       9.825   73,985       75.60     59.01       76.90     87.81
1 - 6                             718       48,869,700.07    28.67      10.476   68,064       70.70     69.10       71.23     88.22
7 - 12                             36        2,137,548.71     1.25      11.639   59,376       71.29     66.37       78.54     91.43
13 - 18                             1           36,504.75     0.02      12.950   36,505       55.00      0.00      100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035   71,953       74.14     61.98       75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------
Min: 0
Max: 18
Weighted Average: 0.88
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         2,369 records
Group 1                                                     Balance: 170,456,319
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
Months Remaining to            Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Scheduled Maturity               Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                              3           42,009.18     0.02       9.212    14,003      50.67      72.83     100.00    100.00
61 - 120                           15          624,889.99     0.37       9.686    41,659      74.71     100.00     100.00     91.56
121 - 180                         574       27,188,378.42    15.95      10.305    47,367      70.74      72.58      78.18     86.83
181 - 240                          58        3,171,472.08     1.86      10.477    54,681      73.44      92.20      82.55     90.89
241 - 300                           2          196,341.87     0.12       8.470    98,171      86.92       0.00     100.00    100.00
301 - 360                       1,717      139,233,227.37    81.68       9.976    81,091      74.80      59.14      74.42     88.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------
Min: 55
Max: 360
Weighted Average: 327.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
 Product Type                    Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                 1,717      139,233,227.37    81.68       9.976    81,091      74.80      59.14      74.42     88.09
Fixed - 15 Year                   498       22,662,760.44    13.30      10.015    45,508      70.40      76.77      79.07     86.40
Balloon - 15/30                    76        4,525,617.98     2.66      11.753    59,548      72.46      51.59      73.71     88.96
Fixed - 20 Year                    58        3,171,472.08     1.86      10.477    54,681      73.44      92.20      82.55     90.89
Fixed - 10 Year                    15          624,889.99     0.37       9.686    41,659      74.71     100.00     100.00     91.56
Fixed - 25 Year                     2          196,341.87     0.12       8.470    98,171      86.92       0.00     100.00    100.00
Fixed - 5 Year                      3           42,009.18     0.02       9.212    14,003      50.67      72.83     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Distribution of Loan Purpose     Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             1,562      105,651,975.97    61.98      10.007    67,639      72.39     100.00     74.58     87.75
Refinance - Rate Term             435       37,210,753.57    21.83      10.061    85,542      74.69       0.00     77.97     88.09
Purchase                          372       27,593,589.37    16.19      10.107    74,176      80.06       0.00     74.46     88.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98     75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
Distribution of                Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Occupancy Status                 Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                  2,038      149,954,164.45    87.97      10.046    73,579      74.84     61.83      76.36     100.00
Non-Owner Occupied                331       20,502,154.46    12.03       9.953    61,940      68.95     63.11      67.58       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14     61.98      75.30      87.97
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         2,369 records
Group 1                                                     Balance: 170,456,319
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
Distribution of                Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Property Types                   Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence         1,967      136,278,814.19    79.95      10.113    69,283      74.24     65.99      76.72     91.49
2-4 Family                        158       14,078,422.66     8.26       9.739    89,104      71.64     52.70      67.87     56.83
PUD                               113       10,136,334.24     5.95       9.906    89,702      76.84     32.17      74.93     97.17
Condo                             112        9,014,818.46     5.29       9.448    80,489      73.69     46.62      65.49     72.64
Manufactured Housing               19          947,929.36     0.56      10.162    49,891      71.98     88.97      78.73     92.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14     61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Loan Documentation               Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation              1,806      128,358,040.88    75.30       9.992    71,073      76.01     61.39      100.00    89.20
Stated Income                     478       34,456,725.09    20.21      10.196    72,085      68.07     63.66        0.00    85.22
Limited                            85        7,641,552.94     4.48      10.031    89,901      70.01     64.40        0.00    79.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14     61.98       75.30    87.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout     Full      Owner
Lien Position                    Loans          Balance     Balance    Coupon    Balance      CLTV      Refi       Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                        2,220      166,214,532.61    97.51       9.991    74,871      74.12     61.21      75.11     87.71
2nd Lien                          149        4,241,786.30     2.49      11.741    28,468      74.61     92.28      82.83     98.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14     61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate    Aggregate   Weighted Average    Average    Percent    Percent   Percent
                               Mortgage        Principal    Principal   Average  Current    Original   Cashout      Full     Owner
Amresco Credit Grade (PAG)       Loans          Balance      Balance     Coupon  Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                                 600       54,437,876.93    31.94       8.954    90,730      78.24     59.57      76.88     82.67
2                                 298       23,747,724.63    13.93       9.652    79,690      79.71     49.78      77.99     87.78
3                                 631       44,674,909.76    26.21       9.960    70,800      73.32     68.67      72.20     92.00
4                                 364       19,580,073.63    11.49      11.117    53,791      70.97     62.46      78.58     90.46
5                                 476       28,015,733.96    16.44      11.822    58,857      64.94     66.02      72.61     90.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14     61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------
Wgt Avg: 2.67
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                                Number of      Aggregate   Aggregate  Weighted   Average    Average     Percent   Percent   Percent
                                Mortgage       Principal   Principal  Average    Current    Original    Cashout     Full     Owner
Prepayment Penalty                Loans         Balance     Balance    Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.5 Year                            1           73,867.73     0.04      12.650    73,868      80.00       0.00     100.00    100.00
1 Year                             44        3,190,008.81     1.87      12.284    72,500      65.94      60.39      72.12     90.18
2 Years                            66        5,170,220.92     3.03      10.465    78,337      75.04      45.69      79.92     91.65
3 Years                           169       11,306,280.82     6.63      10.603    66,901      72.41      68.60      80.03     85.35
4 Years                         1,383      109,556,085.85    64.27       9.638    79,216      74.81      58.64      74.59     86.91
6 Years                             1           27,623.30     0.02      13.500    27,623      67.47     100.00     100.00    100.00
No Prepayment Penalty             705       41,132,231.48    24.13      10.702    58,344      73.32      71.31      75.51     90.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         2,369 records
Group 1                                                     Balance: 170,456,319
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Geographical Distribution        Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California                        325       29,920,082.79    17.55       9.513    92,062      69.95      65.61      68.36     84.37
Hawaii                            130       20,530,233.17    12.04       8.581   157,925      73.80      51.60      66.92     83.87
Florida                           238       16,892,706.61     9.91      10.124    70,978      77.79      45.17      73.62     91.94
Texas                             260       15,374,897.25     9.02      10.628    59,134      73.93      47.37      79.44     90.12
Ohio                              162        9,421,923.47     5.53      10.261    58,160      75.92      71.54      79.36     85.07
Pennsylvania                      135        8,346,038.60     4.90      10.157    61,823      76.76      69.45      73.79     89.92
Maryland                          113        8,083,126.12     4.74       9.984    71,532      79.03      65.59      90.03     91.67
Georgia                            64        4,712,283.31     2.76      10.301    73,629      76.47      70.25      82.04     98.75
Michigan                           64        3,597,711.28     2.11      10.686    56,214      76.19      75.05      88.83     90.80
North Carolina                     63        3,543,806.03     2.08      11.583    56,251      71.13      80.24      64.18     90.78
Arkansas                           75        3,525,076.21     2.07      11.059    47,001      77.83      69.53      83.38     94.82
Illinois                           54        3,109,841.34     1.82      10.984    57,590      71.54      80.49      70.80     85.09
Oregon                             38        3,082,570.81     1.81       9.947    81,120      72.70      76.14      69.52     84.90
Indiana                            64        2,923,850.22     1.72      10.352    45,685      73.34      82.01      72.55     85.06
Massachusetts                      28        2,615,274.27     1.53      10.071    93,403      73.57      53.65      74.78     64.41
Tennessee                          49        2,540,087.80     1.49      10.726    51,839      78.85      62.20      76.59     91.76
Missouri                           48        2,266,865.50     1.33      10.885    47,226      75.12      67.54      87.75     94.01
Colorado                           30        2,246,466.35     1.32       9.897    74,882      70.73      62.23      81.42     86.17
Oklahoma                           44        2,134,809.23     1.25      10.409    48,518      74.77      68.62      77.61     86.07
Utah                               29        2,101,925.90     1.23       9.534    72,480      73.34      78.34      80.83     97.15
New York                           23        2,069,001.73     1.21      12.215    89,957      66.20      68.55      82.91     90.15
Virginia                           27        1,973,874.44     1.16      10.258    73,106      75.64      73.47      94.66     91.06
Wisconsin                          37        1,961,017.67     1.15      10.712    53,000      76.21      74.86      77.22     87.46
Connecticut                        20        1,866,347.09     1.09      11.220    93,317      70.63      49.48      66.17     91.10
Louisiana                          29        1,749,045.87     1.03      10.788    60,312      69.78      63.28      68.83     84.03
Nevada                             17        1,744,550.48     1.02       9.394   102,621      77.76      66.05      86.56     91.06
Mississippi                        39        1,678,119.55     0.98      11.264    43,029      76.19      47.36      80.65    100.00
Arizona                            33        1,613,104.23     0.95       9.698    48,882      76.23      63.48      90.73     88.33
Washington                         16        1,534,058.75     0.90       9.384    95,879      73.69      60.54      90.63     79.01
New Jersey                         13        1,085,159.18     0.64      11.106    83,474      76.56      48.50      77.98     80.49
Kentucky                           13          879,796.38     0.52      10.477    67,677      71.48      65.42      71.07    100.00
District of Columbia                9          778,490.23     0.46       9.605    86,499      78.94      81.74      86.11     87.60
Minnesota                          16          710,233.15     0.42      11.375    44,390      67.90      70.19      81.86    100.00
Idaho                               6          640,264.73     0.38       9.557   106,711      78.73      38.80      57.12     69.81
South Carolina                     16          595,552.21     0.35      11.879    37,222      65.57      73.89      77.74     89.99
New Mexico                          9          552,801.55     0.32       9.562    61,422      73.08      70.93      90.40     82.61
New Hampshire                       6          327,971.99     0.19      10.753    54,662      72.01      37.59     100.00     88.59
Wyoming                             4          325,902.55     0.19       9.894    81,476      63.29      36.45      56.07    100.00
Rhode Island                        2          280,998.03     0.16       9.942   140,499      81.50     100.00       0.00    100.00
Maine                               3          224,391.55     0.13      10.129    74,797      82.96     100.00     100.00    100.00
Kansas                              5          222,084.06     0.13      10.489    44,417      76.10      84.17     100.00    100.00
Montana                             2          175,100.92     0.10       9.688    87,550      77.87     100.00      57.38    100.00
Iowa                                4          153,844.07     0.09      11.692    38,461      72.74      83.77      67.34    100.00
West Virginia                       3          133,525.04     0.08      10.515    44,508      79.12      47.53      81.16    100.00
Nebraska                            2           86,202.93     0.05       9.227    43,101      62.72     100.00     100.00    100.00
Delaware                            1           68,525.15     0.04      10.950    68,525      70.00     100.00     100.00      0.00
Vermont                             1           56,779.12     0.03      12.990    56,779      51.82     100.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         2,369 records
Group 1                                                     Balance: 170,456,319
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Calendar Year of Origination     Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1996                                1           36,504.75     0.02      12.950    36,505      55.00      0.00      100.00    100.00
1997                               97        5,274,886.78     3.09      11.535    54,380      70.43     70.66       64.28     82.05
1998                            2,271      165,144,927.38    96.88       9.986    72,719      74.26     61.72       75.65     88.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14     61.98       75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Calendar Year of Maturity        Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2003                                3           42,009.18     0.02       9.212    14,003      50.67      72.83     100.00    100.00
2008                               15          624,889.99     0.37       9.686    41,659      74.71     100.00     100.00     91.56
2012                               36        1,814,439.94     1.06      11.836    50,401      71.93      61.16      76.55     89.85
2013                              538       25,373,938.48    14.89      10.195    47,163      70.66      73.40      78.30     86.61
2018                               58        3,171,472.08     1.86      10.477    54,681      73.44      92.20      82.55     90.89
2023                                2          196,341.87     0.12       8.470    98,171      86.92       0.00     100.00    100.00
2026                                1           36,504.75     0.02      12.950    36,505      55.00       0.00     100.00    100.00
2027                               16        1,265,153.32     0.74      11.541    79,072      69.18      61.65      61.19     85.61
2028                            1,700      137,931,569.30    80.92       9.961    81,136      74.86      59.13      74.54     88.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------
Latest: 2028-09-01
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
Combined Original              Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Loan-to-Value Ratios             Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                      10          359,439.45     0.21      10.075    35,944      16.38     100.00      53.90    100.00
20.01 - 30.00                      31        1,231,379.51     0.72       9.524    39,722      25.57      84.68      67.16     89.53
30.01 - 40.00                      52        2,718,214.85     1.59      10.175    52,273      35.96      79.35      60.81     95.72
40.01 - 50.00                     102        6,065,259.60     3.56       9.715    59,463      45.39      76.08      64.68     85.71
50.01 - 60.00                     192       10,165,185.72     5.96      10.512    52,944      56.29      81.11      53.74     78.15
60.01 - 70.00                     569       36,239,435.37    21.26      10.807    63,690      66.71      68.61      64.44     80.14
70.01 - 75.00                     340       25,987,462.18    15.25       9.937    76,434      74.05      61.32      68.19     76.42
75.01 - 80.00                     470       34,182,149.55    20.05       9.976    72,728      78.89      58.87      78.10     90.63
80.01 - 85.00                     300       25,707,946.26    15.08       9.606    85,693      82.81      53.74      81.60     97.65
85.01 - 90.00                     191       17,625,608.34    10.34       9.578    92,281      88.18      53.62      98.57    100.00
90.01 - 95.00                     112       10,174,238.08     5.97       9.346    90,841      91.65      49.61     100.00     99.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14      61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------
Min: 12.95
Max: 94.74
Weighted Average: 74.14
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         2,369 records
Group 1                                                     Balance: 170,456,319
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Junior Loan Ratios (1)           Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 10.000                    4           47,794.60       1.13      14.324    11,949      75.96     100.00     100.00    100.00
10.001 - 15.000                  17          304,503.67       7.18      12.581    17,912      79.31     100.00      87.86    100.00
15.001 - 20.000                  28          626,371.37      14.77      11.876    22,370      81.29      87.73     100.00     92.85
20.001 - 25.000                  36          991,103.58      23.37      11.963    27,531      78.90     100.00      84.99    100.00
25.001 - 30.000                  19          664,028.13      15.65      11.449    34,949      75.98      85.85      77.51    100.00
30.001 - 35.000                  17          507,316.62      11.96      11.720    29,842      68.19     100.00      62.32    100.00
35.001 - 40.000                   9          211,659.68       4.99      11.683    23,518      74.62      88.21      90.70    100.00
40.001 - 45.000                   4          203,523.89       4.80       9.920    50,881      73.71      78.61     100.00    100.00
45.001 - 50.000                   7          337,895.90       7.97      11.363    48,271      59.20      84.08      68.82    100.00
50.001 - 55.000                   3          143,151.66       3.37      12.134    47,717      68.88     100.00      75.74     75.74
55.001 - 60.000                   3          143,063.13       3.37      11.432    47,688      71.33      76.02     100.00    100.00
60.001 - 65.000                   1           18,962.79       0.45      12.230    18,963      56.96     100.00     100.00    100.00
85.001 - 90.000                   1           42,411.28       1.00      11.950    42,411      60.85     100.00       0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          149        4,241,786.30     100.00      11.741    28,468      74.61      92.28      82.83     98.13
------------------------------------------------------------------------------------------------------------------------------------
Min: 6.750
Max: 85.175
Weighted Average: 29.820
------------------------------------------------------------------------------------------------------------------------------------
(1) Excludes first liens
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            % of                            Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                               Mortgage        Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Originator                       Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
NEW CENTURY                       447       29,576,425.55    17.35      10.214    66,167      69.24     75.28      68.89     89.09
AMRESCO                           318       23,547,168.92    13.81       9.741    74,048      77.45     74.21      90.12     93.57
HOME LOAN MORTGAGE                 97        7,337,094.65     4.30       9.110    75,640      79.62     75.13      94.84     91.70
MORTGAGES OF AMERICA               19        3,706,367.77     2.17       8.296   195,072      75.63     48.38      61.97     93.13
PAN AMERICAN                       59        3,684,068.08     2.16      10.177    62,442      69.84     72.89      73.41     83.04
Other                           1,429      102,605,193.94    60.19      10.175    71,802      74.49     54.50      72.90     86.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                          2,369      170,456,318.91   100.00      10.035    71,953      74.14     61.98      75.30     87.97
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                     Page 7 of 7

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127

================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Remaining Principal Balance      Loans          Balance     Balance    Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10,000.01 - 15,000.00              3            39,642.64     0.01      10.420    13,214      68.53     26.14      73.86      36.13
15,000.01 - 20,000.00             14           262,116.92     0.05      11.187    18,723      61.80     78.13      56.88      86.38
20,000.01 - 25,000.00             62         1,420,536.86     0.25      11.050    22,912      66.37     54.88      64.45      67.95
25,000.01 - 30,000.00             84         2,312,469.73     0.40      10.966    27,529      64.85     60.17      57.30      63.48
30,000.01 - 35,000.00            127         4,158,832.09     0.72      10.939    32,747      68.32     50.35      69.71      80.28
35,000.01 - 40,000.00            147         5,567,313.85     0.96      10.769    37,873      70.11     55.94      73.66      71.53
40,000.01 - 45,000.00            156         6,698,988.70     1.16      10.762    42,942      72.52     50.29      63.23      74.41
45,000.01 - 50,000.00            204         9,794,181.62     1.70      10.681    48,011      72.52     46.88      74.20      82.92
50,000.01 - 55,000.00            201        10,578,536.57     1.83      10.377    52,630      75.92     45.85      72.32      88.07
55,000.01 - 60,000.00            231        13,307,267.81     2.30      10.344    57,607      75.78     48.63      74.46      86.63
60,000.01 - 65,000.00            191        11,996,048.68     2.08      10.313    62,807      77.27     49.38      71.14      85.79
65,000.01 - 70,000.00            226        15,345,972.88     2.66      10.154    67,903      76.81     51.03      74.32      88.89
70,000.01 - 75,000.00            211        15,278,060.67     2.65      10.160    72,408      78.36     47.98      75.82      92.42
75,000.01 - 80,000.00            182        14,130,295.71     2.45      10.105    77,639      77.84     51.61      74.76      90.10
80,000.01 - 85,000.00            199        16,435,149.15     2.85      10.162    82,589      77.39     51.76      71.68      91.91
85,000.01 - 90,000.00            213        18,696,767.66     3.24      10.136    87,778      77.95     49.29      74.14      90.17
90,000.01 - 95,000.00            136        12,562,051.70     2.17      10.053    92,368      77.58     49.96      72.10      87.61
95,000.01 - 100,000.00           186        18,154,288.47     3.14       9.839    97,604      78.27     55.43      72.01      92.50
100,000.01 - 105,000.00          155        15,913,197.22     2.76      10.159   102,666      79.38     43.29      70.95      91.59
105,000.01 - 110,000.00          131        14,058,291.30     2.43       9.963   107,315      81.00     47.99      71.77      92.35
110,000.01 - 115,000.00          148        16,685,889.26     2.89       9.847   112,742      80.13     41.87      77.03      90.55
115,000.01 - 120,000.00          141        16,572,939.14     2.87       9.846   117,539      79.55     45.30      69.49      87.23
120,000.01 - 125,000.00          103        12,614,298.56     2.18       9.966   122,469      81.07     41.82      71.73      96.08
125,000.01 - 130,000.00          112        14,265,483.12     2.47       9.953   127,370      81.24     39.27      74.13      90.23
130,000.01 - 135,000.00          113        14,992,790.09     2.60       9.914   132,680      80.24     46.02      71.68      89.40
135,000.01 - 140,000.00           96        13,225,613.87     2.29       9.620   137,767      80.12     51.08      65.60      90.54
140,000.01 - 145,000.00           82        11,714,698.79     2.03       9.700   142,862      81.55     46.34      74.44      92.72
145,000.01 - 150,000.00           66         9,721,678.74     1.68       9.751   147,298      82.91     40.94      69.67      96.95
150,000.01 - 160,000.00          122        18,894,341.42     3.27       9.700   154,872      82.27     39.36      73.84      93.35
160,000.01 - 170,000.00          118        19,448,266.22     3.37       9.930   164,816      80.14     45.07      66.08      93.18
170,000.01 - 180,000.00          113        19,774,324.70     3.42       9.704   174,994      78.86     46.96      61.95      92.91
180,000.01 - 190,000.00           91        16,869,330.82     2.92       9.487   185,377      79.89     48.37      68.10      92.30
190,000.01 - 200,000.00           82        16,039,352.57     2.78       9.631   195,602      80.18     51.37      68.34      95.07
200,000.01 - 210,000.00           61        12,501,211.17     2.16       9.485   204,938      80.26     42.62      67.06      93.40
210,000.01 - 220,000.00           50        10,752,055.20     1.86       9.455   215,041      82.44     45.93      77.98      89.95
220,000.01 - 230,000.00           51        11,474,979.23     1.99       9.467   225,000      81.32     52.86      62.75     100.00
230,000.01 - 240,000.00           51        11,996,362.39     2.08       9.907   235,223      78.65     53.07      64.60      90.05
240,000.01 - 250,000.00           35         8,601,611.54     1.49       9.817   245,760      80.04     39.99      62.78      97.11
250,000.01 - 300,000.00          173        47,063,919.99     8.15       9.384   272,046      79.67     49.20      71.46      86.89
300,000.01 - 350,000.00           75        24,260,345.10     4.20       9.541   323,471      78.02     55.16      59.79      96.07
350,000.01 - 400,000.00           46        17,102,655.93     2.96       9.047   371,797      80.21     56.77      76.08      93.56
400,000.01 - 450,000.00           28        12,066,193.05     2.09       9.737   430,935      76.34     57.23      61.50      96.32
450,000.01 - 500,000.00           24        11,421,054.85     1.98       8.791   475,877      73.04     54.36      66.82      83.67
Greater than 500,000.00            5         2,821,720.79     0.49       9.682   564,344      78.25     42.32      78.84     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75     48.47      70.24      90.62
------------------------------------------------------------------------------------------------------------------------------------
Min: 10,363.40
Max: 597,096.10
Average: 114,487.83
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Mortgage Rates                   Loans          Balance     Balance    Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
7.000 and less                    31         4,739,804.98     0.82       6.795   152,897      70.26     83.78      64.04      73.82
7.001 - 7.500                     49         8,535,105.53     1.48       7.422   174,186      73.33     65.79      53.75      94.29
7.501 - 8.000                    152        25,288,685.64     4.38       7.843   166,373      77.90     53.14      80.76      89.31
8.001 - 8.250                     87        13,422,012.56     2.32       8.191   154,276      76.47     58.98      60.76      90.15
8.251 - 8.500                    211        31,614,699.10     5.47       8.443   149,833      76.25     58.85      68.97      84.09
8.501 - 8.750                    195        26,994,979.93     4.67       8.687   138,436      78.56     46.80      69.86      89.18
8.751 - 9.000                    366        50,005,013.20     8.66       8.943   136,626      80.03     56.29      71.16      91.32
9.001 - 9.250                    246        32,496,291.92     5.63       9.189   132,099      79.69     51.87      72.93      86.99
9.251 - 9.500                    410        52,495,993.57     9.09       9.434   128,039      80.93     46.60      71.42      92.47
9.501 - 9.750                    359        42,628,771.57     7.38       9.681   118,743      80.37     52.61      75.32      90.77
9.751 - 10.000                   561        65,766,985.33    11.39       9.927   117,232      81.05     38.15      71.23      91.21
10.001 - 10.250                  316        34,596,648.98     5.99      10.182   109,483      81.35     42.77      74.41      90.08
10.251 - 10.500                  382        39,832,982.92     6.90      10.428   104,275      80.59     45.66      76.16      91.43
10.501 - 10.750                  360        34,385,860.26     5.95      10.688    95,516      78.75     42.56      66.00      90.51
10.751 - 11.000                  379        36,141,224.94     6.26      10.935    95,359      77.43     47.46      63.53      93.51
11.001 - 11.250                  194        15,540,241.45     2.69      11.174    80,104      79.85     38.13      70.66      91.56
11.251 - 11.500                  182        15,302,751.96     2.65      11.431    84,081      77.32     51.31      64.48      91.71
11.501 - 11.750                  144        12,192,214.19     2.11      11.673    84,668      76.58     51.50      60.94      91.10
11.751 - 12.000                  122        11,477,621.92     1.99      11.929    94,079      75.73     43.20      60.70      94.53
12.001 - 13.000                  201        16,727,113.81     2.90      12.509    83,219      68.86     48.44      65.12      94.04
13.001 - 14.000                   63         5,024,126.02     0.87      13.518    79,748      67.01     49.17      65.15      89.81
14.001 - 15.000                   31         1,972,044.43     0.34      14.552    63,614      65.70     22.67      77.39     100.00
15.001 - 16.000                    3           362,374.51     0.06      15.411   120,792      69.68      0.00     100.00     100.00
16.001 - 17.000                    1            47,578.05     0.01      16.050    47,578      70.00      0.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75     48.47      70.24      90.62
------------------------------------------------------------------------------------------------------------------------------------
Min: 5.625
Max: 16.050
Weighted Average Coupon: 9.838
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Seasoning                        Loans          Balance     Balance    Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                              1,195       137,487,088.32    23.80       9.789   115,052      79.48      40.99      75.80     92.95
1 - 6                          3,556       408,504,919.88    70.73       9.798   114,878      78.74      51.24      68.97     90.38
7 - 12                           289        31,289,033.95     5.42      10.561   108,267      75.74      45.23      62.31     83.37
13 - 18                            4           221,081.59     0.04      10.763    55,270      80.05      29.24     100.00    100.00
19 - 24                            1            89,003.03     0.02      11.625    89,003      70.31     100.00       0.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75      48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------
Min: 0
Max: 22
Weighted Average: 3.00
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
Months Remaining to            Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Scheduled Maturity              Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                         44         4,733,017.04     0.82       9.335   107,569      76.71     63.44       64.83     79.64
181 - 240                          3           380,608.12     0.07       9.010   126,869      86.66     81.23      100.00    100.00
241 - 300                          4           397,727.10     0.07      10.381    99,432      80.91     44.57      100.00    100.00
301 - 360                      4,994       572,079,774.51    99.05       9.842   114,553      78.76     48.33       70.24     90.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75     48.47       70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------
Min: 174
Max: 360
Weighted Average: 355.40
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Product Type (1)                Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month           3,567       388,679,950.35    67.29      10.027   108,966      79.02      46.25      71.73     92.08
ARM - 6 Month                    741        89,705,717.87    15.53       9.464   121,060      77.99      51.09      62.13     86.36
ARM - 3 Year/6 Month             377        41,718,906.38     7.22      10.028   110,660      78.28      47.06      72.57     90.67
ARM - 5 Year/6 Month             298        38,082,459.85     6.59       8.949   127,793      79.24      63.02      71.62     88.84
Fixed - 30 Year                   52        16,924,309.26     2.93       9.063   325,467      76.62      55.28      67.80     85.81
Fixed - 15 Year                    6         2,020,691.14     0.35       9.567   336,782      77.31      50.83      82.77     68.81
Fixed - 20 Year                    1           253,392.67     0.04       8.450   253,393      90.00     100.00     100.00    100.00
ARM - 1 Year/6 Month               1           104,804.14     0.02       9.350   104,804      89.24       0.00     100.00    100.00
ARM - 1 Year                       2           100,895.11     0.02      10.359    50,448      72.31     100.00      74.36    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75      48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------
(1) ARM Product Type is defined by its Initial Fixed Rate Period/Standard
    Subsequent Reset Period.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Distribution of Loan Purpose    Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            2,451       279,970,522.42    48.47       9.726   114,227      76.62     100.00     66.53     88.62
Purchase                       1,521       166,430,990.64    28.81       9.884   109,422      82.49       0.00     73.98     92.39
Refinance - Rate Term          1,073       131,189,613.71    22.71      10.017   122,264      78.55       0.00     73.39     92.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75      48.47     70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
Distribution of                Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Occupancy Status                Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                 4,456       523,406,293.51    90.62      9.858    117,461      79.42     47.40      71.31     100.00
Non-Owner Occupied               589        54,184,833.26     9.38      9.641     91,995      72.32     58.81      59.84       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00      9.838    114,488      78.75     48.47      70.24      90.62
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
Distribution of                Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Property Types                  Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        4,119       468,000,228.65    81.03       9.839   113,620      78.91     50.58      71.04     93.82
2-4 Family                       417        48,059,590.34     8.32       9.922   115,251      75.96     45.85      66.26     60.27
PUD                              246        36,377,219.14     6.30       9.697   147,875      81.26     31.09      67.29     94.31
Condo                            201        20,644,729.63     3.57       9.764   102,710      77.88     35.97      66.01     80.35
Manufactured Housing              62         4,509,359.01     0.78      10.287    72,732      75.77     54.88      71.77     99.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75     48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Loan Documentation              Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation             3,582       405,674,113.62    70.24      9.813    113,254      81.19     45.92      100.00    92.01
Stated Income                  1,220       141,114,594.23    24.43      9.906    115,668      72.19     54.42        0.00    88.37
Limited                          243        30,802,418.92     5.33      9.849    126,759      76.76     54.92        0.00    82.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00      9.838    114,488      78.75     48.47       70.24    90.62
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Lien Position                   Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                       5,045       577,591,126.77   100.00      9.838    114,488      78.75     48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00      9.838    114,488      78.75     48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Amersco Credit Grade (PAG)      Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                                581        78,258,924.43    13.55       9.349   134,697      84.37     38.73      76.92     91.96
2                              2,369       295,642,478.47    51.19       9.461   124,796      80.46     51.08      68.02     87.42
3                              1,072       116,545,161.14    20.18      10.071   108,718      77.94     45.87      74.63     94.04
4                                377        34,858,834.34     6.04      10.684    92,464      72.97     50.96      75.92     97.79
5                                646        52,285,728.39     9.05      11.617    80,938      66.34     52.45      59.17     94.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75     48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------
Wgt Avg: 2.46
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Prepayment Penalty              Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 Year                           381        50,089,590.60     8.67      9.950    131,469      77.44     52.47      64.61     89.95
2 Years                        1,285       159,735,723.51    27.66      9.796    124,308      79.46     44.11      70.78     92.98
3 Years                          837        91,940,049.80    15.92      9.839    109,845      79.33     48.92      73.37     90.56
4 Years                        1,041       119,881,491.51    20.76      9.335    115,160      79.39     52.49      73.12     88.29
No Prepayment Penalty          1,501       155,944,271.35    27.00      0.230    103,894      77.61     48.30      67.42     90.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00      9.838    114,488      78.75     48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Geographical Distribution       Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California                       915       155,110,034.03    26.85       9.251   169,519      79.17      49.92      72.21     88.56
Illinois                         410        41,958,614.03     7.26      10.238   102,338      77.86      57.18      66.61     92.67
Florida                          361        34,958,886.24     6.05      10.029    96,839      80.36      29.77      69.98     92.28
Ohio                             356        28,868,969.12     5.00      10.143    81,093      79.39      54.88      70.71     90.02
Washington                       210        25,932,196.79     4.49       9.855   123,487      78.11      52.89      69.53     94.73
Texas                            222        22,604,987.47     3.91       9.995   101,824      81.33      20.93      71.79     92.88
Utah                             156        20,316,316.27     3.52       9.525   130,233      80.07      57.31      77.46     97.51
Colorado                         182        19,790,938.07     3.43       9.642   108,741      79.79      57.93      70.02     91.40
Oregon                           151        19,334,248.69     3.35       9.570   128,041      79.66      47.87      70.52     87.11
Massachusetts                    128        16,196,678.94     2.80      10.545   126,537      74.76      56.58      57.36     88.71
Arizona                          150        15,851,876.70     2.74       9.507   105,679      79.78      49.71      66.65     89.06
New Jersey                       113        15,272,219.11     2.64      10.509   135,152      77.35      37.07      61.27     90.24
Hawaii                            52        13,728,193.73     2.38       8.836   264,004      75.80      45.22      67.64     77.39
Maryland                          99        11,887,918.58     2.06      10.273   120,080      79.46      48.55      74.30     97.80
Michigan                         135        10,822,091.50     1.87      10.663    80,164      76.62      56.77      75.05     95.51
Pennsylvania                     131        10,783,508.43     1.87      10.384    82,317      78.12      51.24      71.24     90.56
Missouri                         132         9,837,235.73     1.70      10.257    74,525      79.00      45.28      69.72     92.71
Minnesota                         89         9,338,058.92     1.62      10.215   104,922      76.82      49.26      65.75     95.16
North Carolina                   117         9,072,628.86     1.57      10.720    77,544      79.38      50.96      81.07     95.40
Nevada                            73         8,761,581.53     1.52       9.298   120,022      76.96      50.43      56.17     85.32
Indiana                          114         8,057,774.86     1.40      10.062    70,682      80.26      53.65      85.10     93.28
Connecticut                       50         7,225,099.79     1.25      10.624   144,502      74.39      40.01      62.28     89.79
Wisconsin                        109         7,048,154.76     1.22      10.919    64,662      77.06      40.30      72.68     91.89
Georgia                           67         6,878,195.12     1.19      10.266   102,660      81.52      46.78      68.12     88.59
New York                          55         6,768,712.60     1.17      11.030   123,068      73.48      44.56      62.54     93.98
New Mexico                        49         5,579,209.82     0.97       9.454   113,861      80.04      46.24      81.13     81.02
Tennessee                         50         4,294,218.64     0.74       9.748    85,884      82.25      53.68      85.72     98.86
Virginia                          29         3,299,044.69     0.57      10.365   113,760      80.89      43.53      72.95     95.54
New Hampshire                     35         3,112,160.61     0.54      10.428    88,919      74.31      64.77      63.24     83.98
Rhode Island                      30         2,612,821.80     0.45      10.695    87,094      78.04      42.28      62.62     85.06
Kentucky                          29         2,265,656.78     0.39       9.945    78,126      80.19      56.10      74.74     90.22
Idaho                             21         2,219,165.51     0.38       9.541   105,675      79.35      57.84      66.94    100.00
South Carolina                    25         1,974,591.95     0.34      10.765    78,984      77.87      27.19      66.60     97.55
Louisiana                         22         1,896,557.27     0.33      10.112    86,207      81.91      49.17      98.80     77.06
Oklahoma                          22         1,809,720.76     0.31       9.984    82,260      79.39      40.29      45.24     99.09
Arkansas                          21         1,754,775.88     0.30      10.508    83,561      79.50      54.94      71.60     95.43
District of Columbia              14         1,645,687.92     0.28       9.959   117,549      75.28      62.69      63.43     88.91
Mississippi                       21         1,436,049.05     0.25      10.009    68,383      79.62      53.36      86.56     89.38
Montana                           16         1,313,688.26     0.23       9.848    82,106      77.52      37.61      50.93    100.00
Kansas                            18         1,247,861.93     0.22      10.214    69,326      82.50      27.38      79.29    100.00
Iowa                              21         1,094,411.49     0.19      10.758    52,115      75.25      63.77      77.23     96.61
Alaska                             7           792,631.41     0.14       9.990   113,233      73.16      51.58      50.42     91.21
Maine                              7           719,719.22     0.12      11.147   102,817      61.65     100.00      22.87     66.76
Delaware                           7           584,174.82     0.10      10.041    83,454      74.92      18.24      55.83     79.86
Wyoming                            5           458,408.26     0.08       9.691    91,682      70.00      85.38      70.01     58.77
West Virginia                      8           360,972.10     0.06      10.037    45,122      79.36      72.81      64.74     82.55
Nebraska                           6           259,812.76     0.04      12.117    43,302      76.67      70.94      74.13     88.50
South Dakota                       2           191,081.26     0.03      10.130    95,541      83.42       0.00     100.00     34.19
Vermont                            2           190,422.90     0.03       8.918    95,211      70.36      58.18     100.00     41.82
North Dakota                       1            73,161.81     0.01      11.000    73,162      90.00     100.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75      48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Calendar Year of Origination    Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1988                               1           126,793.23     0.02      10.450   126,793      77.91       0.00     100.00    100.00
1996                               1            89,003.03     0.02      11.625    89,003      70.31     100.00       0.00    100.00
1997                           1,592       174,069,824.81    30.14       9.887   109,340      77.54      54.26      67.96     88.51
1998                           3,451       403,305,505.70    69.83       9.816   116,866      79.28      45.98      71.22     91.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75      48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Calendar Year of Maturity       Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2012                               2            74,781.89     0.01      13.385    37,391      65.00     100.00      51.26    100.00
2013                              42         4,658,235.15     0.81       9.270   110,910      76.90      62.85      65.05     79.31
2018                               3           380,608.12     0.07       9.010   126,869      86.66      81.23     100.00    100.00
2022                               2           220,472.53     0.04      10.666   110,236      76.10       0.00     100.00    100.00
2023                               2           177,254.57     0.03      10.027    88,627      86.89     100.00     100.00    100.00
2026                               1            89,003.03     0.02      11.625    89,003      70.31     100.00       0.00    100.00
2027                             796        79,277,581.42    13.73      10.408    99,595      77.09      48.88      64.79     88.99
2028                           4,197       492,713,190.06    85.30       9.751   117,397      79.03      48.23      71.13     90.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75      48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------
Latest: 2028-09-01
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
Original                       Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Loan-to-Value Ratios            Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                      4           294,263.27     0.05       9.274    73,566      19.35     54.15      26.16      72.01
20.01 - 30.00                     19           852,792.77     0.15       9.733    44,884      25.92     90.70      59.05      92.13
30.01 - 40.00                     37         2,504,974.62     0.43       9.123    67,702      36.41     86.56      46.99      66.45
40.01 - 50.00                     80         5,938,495.19     1.03       9.857    74,231      46.56     69.06      34.59      89.46
50.01 - 60.00                    224        19,659,950.15     3.40      10.133    87,768      57.16     64.61      45.81      81.01
60.01 - 70.00                    845        83,504,955.58    14.46      10.418    98,822      67.04     60.95      44.33      83.14
70.01 - 80.00                  1,975       228,704,823.99    39.60       9.646   115,800      77.70     52.97      61.68      85.69
80.01 - 90.00                  1,656       210,439,921.28    36.43       9.825   127,077      86.74     38.93      89.93      99.04
90.01 - 100.00                   205        25,690,949.92     4.45       9.611   125,322      91.31     23.80      99.37     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75     48.47      70.24      90.62
-----------------------------------------------------------------------------------------------------------------------------------
Min: 18.75
Max: 100.00
Weighted Average: 78.75
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Index                           Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                        59        19,198,393.07     3.32      9.108    325,396      76.87      55.40      69.80     84.21
Treasury - 1 Year                  1            75,021.67     0.01      9.750     75,022      80.00     100.00     100.00    100.00
Libor - 6 Month                4,985       558,317,712.03    96.66      9.863    112,000      78.82      48.23      70.25     90.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00      9.838    114,488      78.75      48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
                               Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Distribution of Margins (1)     Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                      1            55,262.87     0.01       6.350    55,263      91.02     100.00     100.00    100.00
3.501 - 4.000                      2           564,690.14     0.10       7.519   282,345      66.43       0.00      12.94    100.00
4.001 - 4.500                     29         3,248,492.76     0.58       8.567   112,017      80.60      55.30      76.58     91.86
4.501 - 5.000                    249        29,372,109.57     5.26       8.871   117,960      75.10      51.36      68.96     85.96
5.001 - 5.500                    866       104,601,935.56    18.73       9.319   120,787      81.05      45.15      75.77     88.71
5.501 - 6.000                  1,089       130,638,713.66    23.40       9.562   119,962      79.73      46.88      71.70     91.38
6.001 - 6.500                  1,113       119,613,737.66    21.42       9.860   107,470      79.25      50.31      72.18     92.54
6.501 - 7.000                    827        89,945,005.85    16.11      10.251   108,761      78.24      47.60      64.28     90.49
7.001 - 7.500                    425        43,652,910.10     7.82      10.751   102,713      77.86      53.14      66.82     92.00
7.501 - 8.000                    218        19,941,124.69     3.57      11.148    91,473      74.52      48.08      70.25     91.69
8.001 - 8.500                     97        10,128,440.04     1.81      11.507   104,417      73.48      43.95      56.21     94.89
8.501 - 9.000                     44         3,843,431.00     0.69      11.924    87,351      71.23      48.09      50.38     90.96
9.001 - 9.500                     18         2,157,521.22     0.39      12.863   119,862      65.59      60.86      49.70     90.76
9.501 - 10.000                     6           537,351.03     0.10      11.311    89,559      76.35     100.00      72.69    100.00
10.001 - 10.500                    2            92,007.55     0.02      13.672    46,004      67.57       0.00      51.30    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         4,986       558,392,733.70   100.00       9.863   111,992      78.82      48.23      70.25     90.84
------------------------------------------------------------------------------------------------------------------------------------
Min: 2.500
Max: 10.300
Weighted Average: 6.235
------------------------------------------------------------------------------------------------------------------------------------
(1) Excludes Fixed Rate Mortgages
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of                Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average     Average   Percent    Percent   Percent
Distribution of                Mortgage        Principal   Principal   Average   Current    Original   Cashout     Full      Owner
Maximum Mortgage Rates (1)      Loans          Balance     Balance     Coupon    Balance      CLTV       Refi       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                   1            99,809.32      0.02       8.300    99,809      80.00       0.00     100.00    100.00
11.501 - 12.000                   1            56,008.74      0.01       5.625    56,009      37.17     100.00       0.00    100.00
12.001 - 12.500                  10         1,193,548.73      0.21       7.042   119,355      71.11      83.33      53.74     95.92
12.501 - 13.000                  21         3,099,127.82      0.56       7.014   147,578      69.98      88.36      59.11     59.96
13.001 - 13.500                  26         4,529,797.90      0.81       7.476   174,223      74.22      83.03      42.34     79.33
13.501 - 14.000                  63         9,616,060.40      1.72       7.867   152,636      76.95      54.33      88.38     83.29
14.001 - 14.500                  97        15,387,582.43      2.76       8.156   158,635      75.04      62.94      62.55     90.71
14.501 - 15.000                 230        33,963,160.29      6.08       8.514   147,666      79.40      50.49      69.66     91.33
15.001 - 15.500                 369        50,230,155.11      9.00       8.765   136,125      78.29      52.51      68.08     90.61
15.501 - 16.000                 611        78,968,781.84     14.14       9.191   129,245      80.10      53.21      73.54     91.35
16.001 - 16.500                 740        91,593,445.20     16.40       9.630   123,775      80.46      46.38      73.05     89.09
16.501 - 17.000                 856        92,888,626.85     16.63      10.026   108,515      80.65      44.44      73.02     91.10
17.001 - 17.500                 726        70,078,072.88     12.55      10.521    96,526      79.36      42.43      68.55     92.42
17.501 - 18.000                 536        50,811,956.32      9.10      10.990    94,798      78.76      44.11      66.64     92.19
18.001 - 18.500                 290        22,457,683.03      4.02      11.470    77,440      76.31      47.96      63.64     92.66
18.501 - 19.000                 185        16,566,548.42      2.97      11.990    89,549      74.60      43.34      67.45     94.50
19.001 - 19.500                  81         6,251,073.10      1.12      12.422    77,174      69.42      40.73      74.20     92.47
19.501 - 20.000                  67         5,113,753.69      0.92      12.830    76,325      67.61      61.31      56.11     92.47
20.001 - 20.500                  29         2,205,633.84      0.39      13.721    76,056      61.57      43.01      59.81     82.32
20.501 - 21.000                  21         1,658,953.45      0.30      13.837    78,998      68.28      33.44      79.81     96.23
21.001 - 21.500                  14           721,030.12      0.13      14.388    51,502      66.98      30.20      79.43    100.00
21.501 - 22.000                   8           491,971.66      0.09      14.830    61,496      68.71      13.52     100.00    100.00
22.001 - 22.500                   2           257,481.10      0.05      15.273   128,741      69.55       0.00     100.00    100.00
22.501 - 23.000                   1           104,893.41      0.02      15.750   104,893      70.00       0.00     100.00    100.00
23.001 - 23.500                   1            47,578.05      0.01      16.050    47,578      70.00       0.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        4,986       558,392,733.70    100.00       9.863   111,992      78.82      48.23      70.25     90.84
------------------------------------------------------------------------------------------------------------------------------------
Min: 11.300
Max: 23.050
Weighted Average: 16.540
------------------------------------------------------------------------------------------------------------------------------------
(1) Excludes Fixed Rate Mortgages
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 8 of 11

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                           Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
Distribution of Mortgage        Mortgage       Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Minimum Mortgage Rates (1)       Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                      2           109,692.80     0.02       5.735     54,846      50.79     51.06       0.00     51.06
6.001 - 6.500                      9         1,001,113.46     0.18       6.336    111,235      70.25    100.00      44.85    100.00
6.501 - 7.000                     24         4,078,673.95     0.73       7.026    169,945      71.89     82.47      70.25     70.89
7.001 - 7.500                     49         8,093,212.62     1.45       7.500    165,168      71.76     70.97      48.74     87.55
7.501 - 8.000                    147        22,230,782.68     3.98       7.894    151,230      76.87     52.78      79.40     87.85
8.001 - 8.500                    293        42,546,329.33     7.62       8.397    145,209      76.77     58.32      66.56     87.54
8.501 - 9.000                    559        74,848,579.19    13.40       8.883    133,897      79.76     52.44      71.43     91.49
9.001 - 9.500                    658        83,016,669.15    14.87       9.367    126,165      80.38     47.41      70.91     89.80
9.501 - 10.000                   917       105,421,810.83    18.88       9.850    114,964      81.13     43.80      73.95     91.81
10.001 - 10.500                  696        74,144,021.02    13.28      10.323    106,529      81.04     44.62      75.83     90.70
10.501 - 11.000                  720        67,887,670.78    12.16      10.826     94,288      77.88     45.43      63.82     92.61
11.001 - 11.500                  364        29,650,846.65     5.31      11.306     81,458      78.21     44.58      66.36     91.56
11.501 - 12.000                  261        22,730,962.92     4.07      11.799     87,092      76.31     47.03      61.99     93.05
12.001 - 12.500                  116         9,326,184.14     1.67      12.358     80,398      70.32     40.86      73.82     94.60
12.501 - 13.000                   76         6,487,245.71     1.16      12.822     85,358      66.80     57.74      58.88     93.44
13.001 - 13.500                   28         2,113,821.01     0.38      13.276     75,494      64.65     48.98      56.34     86.53
13.501 - 14.000                   32         2,323,120.47     0.42      13.792     72,598      67.28     41.44      69.30     90.22
14.001 - 14.500                   20         1,356,841.33     0.24      14.421     67,842      64.45     24.74      68.54    100.00
14.501 - 15.000                   11           615,203.10     0.11      14.839     55,928      68.43     18.11      96.91    100.00
15.001 - 15.500                    2           257,481.10     0.05      15.273    128,741      69.55      0.00     100.00    100.00
15.501 - 16.000                    1           104,893.41     0.02      15.750    104,893      70.00      0.00     100.00    100.00
16.001 - 16.500                    1            47,578.05     0.01      16.050     47,578      70.00      0.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         4,986       558,392,733.70   100.00       9.863    111,992      78.82     48.23      70.25     90.84
------------------------------------------------------------------------------------------------------------------------------------
Min: 5.625
Max: 16.050
Weighted Average: 9.842
------------------------------------------------------------------------------------------------------------------------------------
(1) Excludes Fixed Rate Mortgages
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                           Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
Distribution of                 Mortgage       Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Periodic Rate Caps (1)           Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000                          3,890       434,418,213.43    77.80       9.949   111,676      79.50      45.72     71.95      91.22
1.500                          1,089       123,169,303.36    22.06       9.554   113,103      76.38      57.08     64.23      89.44
2.000                              2           100,895.11     0.02      10.359    50,448      72.31     100.00     74.36     100.00
3.000                              5           704,321.80     0.13      10.558   140,864      83.00      42.57     73.23     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         4,986       558,392,733.70   100.00       9.863   111,992      78.82      48.23     70.25      90.84
------------------------------------------------------------------------------------------------------------------------------------
Min: 1.000
Max: 3.000
Weighted Average: 1.113
------------------------------------------------------------------------------------------------------------------------------------
(1) Excludes Fixed Rate Mortgages
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 9 of 11

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                           Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
Distribution of Mortgage        Mortgage       Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Next Rate Change Date (1)        Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1998-07                          109        12,554,221.73     2.25       9.700   115,176      77.98      58.09      61.14     77.93
1998-08                          162        21,599,653.14     3.87       9.253   133,331      78.94      55.71      64.76     86.45
1998-09                          190        25,385,987.91     4.55       8.995   133,610      77.52      54.18      62.77     83.35
1998-10                           73         8,078,906.01     1.45       9.843   110,670      78.86      38.96      57.57     92.11
1998-11                           38         4,559,327.86     0.82      10.717   119,982      75.89      39.48      57.81     97.09
1998-12                           71         7,335,928.36     1.31       9.618   103,323      78.61      40.11      60.46     92.09
1999-01                           73         7,308,627.86     1.31       9.867   100,118      77.45      50.48      57.05     89.42
1999-02                           24         2,701,158.44     0.48       9.726   112,548      75.66      44.39      82.95     92.89
1999-03                            3           312,584.14     0.06       9.619   104,195      78.58       0.00      33.53    100.00
1999-04                            1            75,021.67     0.01       9.750    75,022      80.00     100.00     100.00    100.00
1999-05                            2           100,594.98     0.02      10.408    50,297      85.00      64.26     100.00    100.00
1999-06                            3           296,587.78     0.05      10.147    98,863      81.07      79.49     100.00    100.00
1999-07                            5           356,532.72     0.06      11.818    71,307      83.18      43.15      85.48    100.00
1999-08                            8           795,432.90     0.14      11.257    99,429      76.13      19.94      77.42     96.74
1999-09                           13         1,557,692.18     0.28      11.082   119,822      73.67      67.12      51.37     75.22
1999-10                           92         9,481,739.49     1.70      10.544   103,062      77.25      40.11      63.50     78.42
1999-11                          116        12,700,954.84     2.27      10.501   109,491      74.31      47.88      59.99     86.76
1999-12                          458        43,343,649.32     7.76      10.397    94,637      77.76      49.91      64.40     91.69
2000-01                          387        42,157,832.71     7.55       9.793   108,935      77.57      57.65      70.87     93.63
2000-02                          280        31,464,527.35     5.63      10.156   112,373      79.09      49.95      71.53     89.16
2000-03                          390        46,223,195.43     8.28       9.990   118,521      79.70      41.58      69.58     88.55
2000-04                          393        43,982,183.78     7.88       9.998   111,914      78.83      50.65      73.14     93.50
2000-05                          303        37,718,658.13     6.75       9.785   124,484      81.07      46.99      73.24     94.97
2000-06                          232        27,244,209.22     4.88       9.839   117,432      82.02      33.97      81.28     96.71
2000-07                          384        42,062,025.94     7.53       9.908   109,537      80.02      39.78      78.38     93.96
2000-08                          435        44,268,758.58     7.93       9.959   101,767      78.45      44.91      71.64     93.21
2000-09                           66         4,925,375.00     0.88      10.152    74,627      79.09      30.10      80.80     91.14
2000-11                            2           260,278.98     0.05      10.481   130,139      71.79      32.51      67.49     67.49
2000-12                           16         1,257,668.67     0.23      10.051    78,604      76.20      48.47      79.66     73.57
2001-01                           36         5,512,655.31     0.99       9.671   153,129      77.18      44.79      88.63     78.92
2001-02                           16         2,516,901.04     0.45       9.754   157,306      80.36      49.27      57.43     89.71
2001-03                           47         6,073,562.20     1.09      10.048   129,225      80.27      48.27      74.33     92.65
2001-04                           82         8,147,670.31     1.46      10.229    99,362      79.56      56.30      70.55     89.46
2001-05                           76         8,033,677.72     1.44      10.229   105,706      77.27      40.03      72.30     96.04
2001-06                           80         7,183,269.82     1.29      10.072    89,791      75.29      54.62      62.30     94.52
2001-07                           12         1,141,473.55     0.20       9.827    95,123      81.48      44.38      87.13     96.72
2001-08                           10         1,591,748.78     0.29       9.442   159,175      83.63       4.18      76.96    100.00
2002-11                            1           262,469.77     0.05       8.875   262,470      80.00     100.00     100.00      0.00
2002-12                           20         2,053,053.38     0.37       9.165   102,653      79.26      75.16      84.06     97.82
2003-01                          250        32,650,353.07     5.85       8.891   130,601      79.15      62.11      73.84     88.02
2003-02                            3           207,694.93     0.04       9.145    69,232      80.00      18.35      33.71    100.00
2003-03                            6           954,201.28     0.17       8.984   159,034      80.64      72.62      20.60    100.00
2003-04                            2           203,557.76     0.04      10.317   101,779      85.76     100.00     100.00    100.00
2003-05                            4           376,178.48     0.07       9.608    94,045      73.84      79.83      16.24    100.00
2003-06                            5           400,587.27     0.07       9.817    80,117      77.35      59.10      38.30    100.00
2003-07                            3           256,327.28     0.05      10.680    85,442      75.08      35.88       0.00     87.56
2003-08                            4           718,036.63     0.13       9.045   179,509      84.45      48.73      68.68    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         4,986       558,392,733.70   100.00       9.863   111,992      78.82      48.23      70.25     90.84
------------------------------------------------------------------------------------------------------------------------------------
(1) Excludes Fixed Rate Mortgages
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 10 of 11

Amresco Residential Securities                        MORGAN STANLEY DEAN WITTER
Mortgage Loan Trust 1998-3                                         5,045 records
Group 2                                                     Balance: 577,591,127
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                             % of                           Weighted
                               Number of       Aggregate   Aggregate  Weighted   Average    Average    Percent    Percent   Percent
                                Mortgage       Principal   Principal  Average    Current    Original   Cashout      Full     Owner
Originator                       Loans          Balance     Balance    Coupon    Balance      CLTV      Refi        Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
PAN AMERICAN                     806       105,323,501.13    18.23       9.534   130,674      79.18     50.72      69.19     85.01
NEW CENTURY                      765        86,147,334.63    14.91       9.375   112,611      76.98     59.94      67.84     89.45
WMC MORTGAGE                     476        45,347,822.34     7.85      10.601    95,269      75.94     44.90      59.59     86.44
PARKWAY MORTGAGE                 397        40,833,961.51     7.07      10.687   102,856      80.33     46.57      72.15     94.24
ASSURANCE MTG.                   200        25,553,121.68     4.42       9.981   127,766      77.44     46.33      54.17     89.03
Other                          2,401       274,385,385.48    47.51       9.834   114,280      79.50     45.08      74.36     93.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                         5,045       577,591,126.77   100.00       9.838   114,488      78.75     48.47      70.24     90.62
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 11 of 11

                                      Average Life Sensitivity to Changes in Prepayment Rates

Scenario             I               II             III             IV              V               VI             VII
Group I        0% HEP          12% HEP         18% HEP         24% HEP        30% HEP         36% HEP         48% HEP
Group II       0% CPR          13.5% CPR       20.25% CPR      27% CPR        33.75% CPR      40.5% CPR       54% CPR

                                                    Priced to 10% Optional Call

Scenario                              I            II           III          IV            V           VI           VII

Class B-1F
Yield                                   8.514        8.482        8.459        8.434        8.411        8.393        8.370
Average Life                            25.91        10.32         7.26         5.50         4.47         3.88         3.36
Mod Duration                            10.17         6.47         5.10         4.16         3.54         3.17         2.82
First Prin                           10/25/19     12/25/03      5/25/02     10/25/01     10/25/01     10/25/01     11/25/01
Last Prin                             3/25/27      8/25/13      6/25/09     11/25/06      2/25/05     12/25/03      6/25/02
Payment Window                             90          117           86           62           41           27            8

Class A-7
Average Life                            22.16         5.23         3.23         2.09         1.26         0.74         0.52
First Prin                           10/25/98     10/25/98     10/25/98     10/25/98     10/25/98     10/25/98     10/25/98
Last Prin                             3/25/27      3/25/13      6/25/08     10/25/05      3/25/04      5/25/00     11/25/99
Payment Window                            342          174          117           85           66           20           14

Class A-8
Average Life                            11.12         2.86         2.61         2.51         2.40         2.22         1.51
First Prin                            7/25/00      7/25/00      7/25/00      7/25/00      7/25/00      5/25/00     11/25/99
Last Prin                             4/25/15     11/25/03     10/25/03     10/25/03      2/25/04      8/25/01      9/25/00
Payment Window                            178           41           40           40           44           16           11

Class M-1A
Average Life                            26.72         9.69         6.44         4.97         4.75         4.11         2.21
First Prin                            4/25/22      5/25/03     10/25/01      3/25/02      8/25/02      8/25/01      9/25/00
Last Prin                             3/25/27      3/25/13      6/25/08     10/25/05      3/25/04      2/25/03      3/25/01
Payment Window                             60          119           81           44           20           19            7

Class M-2A
Average Life                            26.72         9.69         6.44         4.86         4.22         4.15         2.69
First Prin                            4/25/22      5/25/03     10/25/01     12/25/01      2/25/02      5/25/02      3/25/01
Last Prin                             3/25/27      3/25/13      6/25/08     10/25/05      3/25/04      2/25/03      6/25/01
Payment Window                             60          119           81           47           26           10            4

Class B-1A
Average Life                            26.72         9.69         6.44         4.81         4.03         3.66         2.74
First Prin                            4/25/22      5/25/03     10/25/01     10/25/01     11/25/01     11/25/01      6/25/01
Last Prin                             3/25/27      3/25/13      6/25/08     10/25/05      3/25/04      2/25/03      6/25/01
Payment Window                             60          119           81           49           29           16            1

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                      Average Life Sensitivity to Changes in Prepayment Rates

Scenario             I               II             III             IV              V               VI             VII
Group I        0% HEP          12% HEP         18% HEP         24% HEP        30% HEP         36% HEP         48% HEP
Group II       0% CPR          13.5% CPR       20.25% CPR      27% CPR        33.75% CPR      40.5% CPR       54% CPR

                                                         Priced to Maturity

Scenario                              I            II           III          IV            V           VI           VII

Class B-1F
Yield                                   8.514        8.491        8.471        8.448        8.427        8.409        8.384
Average Life                            25.96        10.60         7.46         5.65         4.60         3.99         3.43
Mod Duration                            10.17         6.54         5.18         4.23         3.61         3.23         2.87
First Prin                           10/25/19     12/25/03      5/25/02     10/25/01     10/25/01     10/25/01     11/25/01
Last Prin                            10/25/27      1/25/17     12/25/11     10/25/08      9/25/06      3/25/05      5/25/03
Payment Window                             97          158          116           85           60           42           19

Class A-7
Average Life                            22.20         5.67         3.59         2.36         1.47         0.74         0.52
First Prin                           10/25/98     10/25/98     10/25/98     10/25/98     10/25/98     10/25/98     10/25/98
Last Prin                             2/25/28     10/25/25      2/25/20      1/25/15      6/25/11      5/25/00     11/25/99
Payment Window                            353          325          257          196          153           20           14

Class A-8
Average Life                            11.12         2.86         2.61         2.51         2.40         2.22         1.51
First Prin                            7/25/00      7/25/00      7/25/00      7/25/00      7/25/00      5/25/00     11/25/99
Last Prin                             4/25/15     11/25/03     10/25/03     10/25/03      2/25/04      8/25/01      9/25/00
Payment Window                            178           41           40           40           44           16           11

Class M-1A
Average Life                            26.82        10.64         7.18         5.54         5.18         5.72         2.21
First Prin                            4/25/22      5/25/03     10/25/01      3/25/02      8/25/02      8/25/01      9/25/00
Last Prin                             2/25/28     10/25/23      5/25/17      9/25/12      7/25/09     11/25/08      3/25/01
Payment Window                             71          246          188          127           84           88            7

Class M-2A
Average Life                            26.82        10.58         7.11         5.38         4.62         4.48         3.49
First Prin                            4/25/22      5/25/03     10/25/01     12/25/01      2/25/02      5/25/02      3/25/01
Last Prin                             1/25/28      4/25/22     11/25/15      6/25/11      8/25/08      8/25/06      8/25/05
Payment Window                             70          228          170          115           79           52           54

Class B-1A
Average Life                            26.79        10.28         6.87         5.15         4.28         3.86         3.98
First Prin                            4/25/22      5/25/03     10/25/01     10/25/01     11/25/01     11/25/01      1/25/02
Last Prin                            11/25/27     10/25/19      7/25/13      8/25/09      3/25/07      6/25/05      9/25/03
Payment Window                             68          198          142           95           65           44           21

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                                    Available Funds Cap Schedule


Date          Class A-7 Cap         Date         Class A-7 Cap         Date        Class A-7 Cap        Date        Class A-7 Cap
9/1/1998                  0         11/25/2002           15.5          1/25/2007            15.5        3/25/2011           17.17
10/25/1998            10.75         12/25/2002          16.02          2/25/2007            15.5        4/25/2011            15.5
11/25/1998             9.05         1/25/2003            15.5          3/25/2007           17.16        5/25/2011           16.02
12/25/1998             9.39         2/25/2003            15.5          4/25/2007            15.5        6/25/2011           15.51
1/25/1999              9.13         3/25/2003           17.16          5/25/2007           16.02        7/25/2011           16.02
2/25/1999              9.14         4/25/2003            15.5          6/25/2007            15.5        8/25/2011           15.51
3/25/1999             10.13         5/25/2003           16.02          7/25/2007           16.02        9/25/2011           15.51
4/25/1999              9.17         6/25/2003            15.5          8/25/2007            15.5        10/25/2011          16.02
5/25/1999              9.51         7/25/2003           16.02          9/25/2007            15.5        11/25/2011          15.51
6/25/1999              9.24         8/25/2003            15.5          10/25/2007          16.02        12/25/2011          16.02
7/25/1999              9.59         9/25/2003            15.5          11/25/2007           15.5        1/25/2012           15.51
8/25/1999               9.3         10/25/2003          16.02          12/25/2007          16.02        2/25/2012           15.51
9/25/1999              9.31         11/25/2003           15.5          1/25/2008            15.5        3/25/2012           16.57
10/25/1999             9.64         12/25/2003          16.02          2/25/2008            15.5        4/25/2012           15.51
11/25/1999             9.36         1/25/2004            15.5          3/25/2008           16.57        5/25/2012           16.02
12/25/1999             9.71         2/25/2004            15.5          4/25/2008            15.5        6/25/2012           15.51
1/25/2000              9.44         3/25/2004           16.57          5/25/2008           16.02        7/25/2012           16.02
2/25/2000              9.45         4/25/2004            15.5          6/25/2008            15.5        8/25/2012           15.51
3/25/2000             10.12         5/25/2004           16.02          7/25/2008           16.02        9/25/2012           15.51
4/25/2000              9.48         6/25/2004            15.5          8/25/2008            15.5        10/25/2012          16.02
5/25/2000              9.83         7/25/2004           16.02          9/25/2008            15.5        11/25/2012          15.51
6/25/2000              9.56         8/25/2004            15.5          10/25/2008          16.02        12/25/2012          16.02
7/25/2000             11.36         9/25/2004            15.5          11/25/2008           15.5        1/25/2013           15.51
8/25/2000                11         10/25/2004          16.02          12/25/2008          16.02        2/25/2013           15.51
9/25/2000             11.01         11/25/2004           15.5          1/25/2009            15.5        3/25/2013           17.17
10/25/2000             11.4         12/25/2004          16.02          2/25/2009            15.5        4/25/2013           15.51
11/25/2000            11.07         1/25/2005            15.5          3/25/2009           17.17        5/25/2013           16.02
12/25/2000            11.48         2/25/2005            15.5          4/25/2009            15.5        6/25/2013           15.51
1/25/2001             11.81         3/25/2005           17.16          5/25/2009           16.02        7/25/2013           16.02
2/25/2001             11.82         4/25/2005            15.5          6/25/2009            15.5        8/25/2013           15.51
3/25/2001              13.1         5/25/2005           16.02          7/25/2009           16.02        9/25/2013           15.51
4/25/2001             11.85         6/25/2005            15.5          8/25/2009            15.5        10/25/2013          16.02
5/25/2001             15.04         7/25/2005           16.02          9/25/2009            15.5        11/25/2013          15.51
6/25/2001              15.5         8/25/2005            15.5          10/25/2009          16.02        12/25/2013          16.02
7/25/2001             16.02         9/25/2005            15.5          11/25/2009           15.5        1/25/2014           15.51
8/25/2001              15.5         10/25/2005          16.02          12/25/2009          16.02        2/25/2014           15.51
9/25/2001              15.5         11/25/2005           15.5          1/25/2010            15.5        3/25/2014           17.17
10/25/2001            15.94         12/25/2005          16.02          2/25/2010            15.5        4/25/2014           15.51
11/25/2001             14.9         1/25/2006            15.5          3/25/2010           17.17        5/25/2014           16.02
12/25/2001            15.49         2/25/2006            15.5          4/25/2010            15.5        6/25/2014           15.51
1/25/2002              15.5         3/25/2006           17.16          5/25/2010           16.02        7/25/2014           16.02
2/25/2002              15.5         4/25/2006            15.5          6/25/2010            15.5        8/25/2014           15.51
3/25/2002             17.16         5/25/2006           16.02          7/25/2010           16.02        9/25/2014           15.51
4/25/2002              15.5         6/25/2006            15.5          8/25/2010            15.5        10/25/2014          16.02
5/25/2002             16.02         7/25/2006           16.02          9/25/2010            15.5        11/25/2014          15.51
6/25/2002              15.5         8/25/2006            15.5          10/25/2010          16.02        12/25/2014          16.02
7/25/2002             16.02         9/25/2006            15.5          11/25/2010           15.5        1/25/2015           15.51
8/25/2002              15.5         10/25/2006          16.02          12/25/2010          16.02        2/25/2015           15.51
9/25/2002              15.5         11/25/2006           15.5          1/25/2011            15.5        3/25/2015           17.17
10/25/2002            16.02         12/25/2006          16.02          2/25/2011            15.5        4/25/2015               0


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Capital Markets, Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------